UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2022

ARTESIAN RESOURCES CORP
(Exact name of registrant as specified in its charter)

Delaware	000-18516	51-0002090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Churchmans Road
Newark, Delaware 19702
(Address of principal executive offices, including zip code)

(302) 453-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARTNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 26, 2022, Artesian Water Company, Inc. (“Artesian Water”), a subsidiary of Artesian Resources Corporation (“Artesian Resources”), completed its previously announced purchase pursuant to an Asset Purchase Agreement by and between Artesian Water and Clayton, dated as of February 16, 2022 (the “Asset Purchase Agreement”), of substantially all of the operating assets of the Town of Clayton’s (“Clayton”) water system, including Clayton’s exclusive franchise territory and the right to provide water service to Clayton’s existing customers (the “Water System”).  Pursuant to the terms of the Asset Purchase Agreement, Clayton transferred to Artesian Water all of Clayton’s right, title and interest in and to substantially all of the municipal water utility, plant and equipment, associated real property, contracts, easements and permits possessed by Clayton at closing related to the Water System.  The Delaware Public Service Commission approved the transfer of Clayton’s exclusive franchise territory on April 20, 2022.

A copy of the Asset Purchase Agreement, attached as Exhibit 10.2 to Artesian Resources’ Form 10-K filed with the Securities and Exchange Commission on March 11, 2022, is incorporated herein by reference.  The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement.  On May 11, 2022, Artesian Water and Clayton entered into an amendment (the “Amendment”) to the Asset Purchase Agreement. The Amendment contains certain changes, which individually or in the aggregate do not constitute a material change to the Asset Purchase Agreement. The Company intends to file the Amendment as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2022.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

Date: June 1, 2022	By: /s/ David B. Spacht
David B. Spacht
Chief Financial Officer